Exhibit 31.4

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Beth Jantzen, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Applied DNA Sciences, Inc.; and
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 26, 2024

/s/ Beth Jantzen
Beth Jantzen, CPA
Chief Financial Officer
(Principal Financial Officer)